Exhibit 99.1

[GRAPHIC OMITTED]

                                                           FOR IMMEDIATE RELEASE

              UTIX GROUP COMPLETES $5.465 MILLION PRIVATE PLACEMENT

        IN ADDITION, COMPANY STRENGTHENS BALANCE SHEET THROUGH CONVERSION
                        OF $4.9 MILLION OF DEBT TO EQUITY

BOSTON, MA - (PR NEWSWIRE) - JANUARY 26, 2006 - Utix Group, Inc. (OTCBB:UTXG), an issuer and marketer of prepaid experience gift tickets, today announced that the Company has completed a $5.465 million private placement of preferred stock and warrants to a number of investors, including Special Situations Funds. Simultaneous with the closing, $4.9 million of debt obligations were converted into common stock and warrants. The proceeds of the placement will be used primarily for general operating capital purposes. In connection with the investment and the debt restructuring, the Company will be effecting a one-for-100 reverse split of its common stock. Details of these transactions can be found in the related Form 8-K filed with the U.S. Securities and Exchange Commission.

According to Tony Roth, CEO of Utix Group, "These transactions represent truly significant milestones for Utix and empower our Company with the necessary financial strength to begin executing our business plan. The new investment and the conversion of our outstanding debt to equity will enable us to leverage our proprietary, fully automated, prepaid gift ticket issuing platform to achieve our goals as an industry leader in the gift card marketplace. We look forward to working with our business partners and customers to aggressively grow the number of co-branded and private labeled prepaid product offerings made possible by our technology."

With the restructuring accomplished, a co-founding Board member, Gerald Roth, age 77, has elected to retire from the Board of Directors.

The preferred stock and warrants sold in this private placement have not been registered under the Securities Act of 1933 or qualified under applicable state securities laws and may not be transferred or sold in the United States absent such registration and qualification or applicable exemptions from such registration and qualification. The Company has agreed to register for resale the common stock issued in this private placement, including the shares of common stock issuable upon the conversion of the preferred stock and the exercise of the warrants and the common stock and shares underlying warrants issued in connection with the debt conversion.

ABOUT UTIX GROUP, INC.

Based in Burlington, Massachusetts, Utix issues its proprietary and co-branded prepaid experience products, including Golf, Bowling, Ski, Spa and Movie Tickets to the business-to-business industry and retail marketplace. As an authorized DISCOVER Network Issuer, Utix offers prepaid experience tickets nationwide, allowing recipients to enjoy a specific experience at more than 12,000 nationwide locations of their choosing. For more information about the Company, please visit our website at WWW.UTIX.COM.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" AND INFORMATION RELATING TO OUR BUSINESS THAT ARE BASED ON OUR BELIEFS AS WELL AS ASSUMPTIONS MADE BY US OR BASED UPON INFORMATION CURRENTLY AVAILABLE TO US. WHEN USED IN THIS PRESS RELEASE, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "INTEND," "MAY," "PLAN," "PROJECT," "SHOULD" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THIS PRESS RELEASE REFLECTS OUR CURRENT VIEWS AND ASSUMPTIONS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES. ACTUAL AND FUTURE RESULTS AND TRENDS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN SUCH STATEMENTS DUE TO VARIOUS FACTORS. SUCH FACTORS INCLUDE, AMONG OTHERS: GENERAL ECONOMIC AND BUSINESS CONDITIONS; INDUSTRY CAPACITY; INDUSTRY TRENDS; COMPETITION; CHANGES IN BUSINESS STRATEGY OR DEVELOPMENT PLANS; PROJECT PERFORMANCE; THE COMMERCIAL VIABILITY OF OUR RETAIL GIFT CARD PLATFORM AND OFFERINGS; AVAILABILITY, TERMS, AND DEPLOYMENT OF CAPITAL; AVAILABILITY OF QUALIFIED PERSONNEL; AND ABILITY TO GENERATE NEW MARKETS FOR OUR PRODUCTS.

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                      FOR MORE INFORMATION, PLEASE CONTACT:
                      ELITE FINANCIAL COMMUNICATIONS GROUP
                   Dodi Handy at 407-585-1080 or utxg@efcg.net